UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2010

BLACKWATER MIDSTREAM CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51403	26-2590455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 LaBauve Drive Westwego, LA	70094
(Address of Principal Executive Offices)	(Zip Code)

(504) 340-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

On September 27, 2010, Blackwater New Orleans, L.L.C. (the “Borrower” and “BWNO”), a wholly-owned subsidiary of Blackwater Midstream Corp. (the “Company”) entered into a Third Amendment to Credit Agreement (the “Third Amendment”) and a Term Note (the “Term Note”), in the principal amount of $3,766,666.78 (the “Loan Amount”) with JP Morgan Chase Bank, N.A. (“JPM”); pursuant to a Credit Agreement dated December 23, 2008 (the “2008 Credit Agreement”) in the amount of $2,500,000 and a Non-Revolving Line of Credit Note dated February 12, 2010 (the “2010 Credit Agreement”) in the amount of $2,150,000; along with other amendments and agreements.

The Third Amendment amends the previous agreements, in general, as follows:
The Bank, JPM, has heretofore made a $2,500,000 loan to BWNO, via the 2008 Credit Agreement, tofinance a portion of the purchase of certain real estate and improvements in Westwego, LA; and made a$2,150,000 loan to BWNO, via the 2010 Credit Agreement, to finance a portion of the construction of certain assets at the same property in Westwego, LA; (collectively the “Loans”).  The current aggregate outstanding principal balance of the Loans is $3,766,666.78.  BWNO and JPM agree to combine the Loans into a single term note in the principal amount of $3,766,666.78.

The Term Note bears interest at the annual rate of 1.50% above the Prime Rate, subject to certain minimum rate requirements.  BWNO will pay consecutive monthly installments of principal in the amount of $76,870.75, commencing September 30, 2010 and continuing on the last day of each calendar month thereafter, until maturity on September 30, 2014; along with related interest.  All unpaid principal and accrued unpaid interest is finally due and payable on September 30, 2014.

Pursuant to the Term Note, the proceeds of the loan shall be used only to refinance BWNO’s existing (the Loans) indebtedness, to JPM financing the purchase of real estate and improvements located at 660 LaBauve Drive, Westwego, LA and the construction of certain assets on same such property.

A copy of the Term Note and the Third Amendment to Credit Agreement are included as exhibits to this current report on Form 8-K.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.		Exhibit Description
10.1 *		Term Note Agreement with JP Morgan Chase Bank, N.A.
10.2 *		Third Amendment to Credit Agreement with JP Morgan Chase Bank, N.A.
10.3 **		Completion of the Acquisition of the Westwego, LA Terminal by and between the Blackwater New Orleans, LLC and NuStar Terminals Operations Partnership, L.P., dated December 23, 2008 and loan agreements by and between Blackwater New Orleans, LLC and JP Morgan Chase Bank, N.A, in the principal amount of $2,500,000 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on December 23, 2008)
10.4 **		Loan agreements and the First Amendment to Credit Agreement, dated February 12, 2010 by and between Blackwater New Orleans, LLC and JP Morgan Chase Bank, N.A, in the principal amount of $2,150,000 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on February 18, 2010)
10.5 **		Loan agreements and the Second Amendment to Credit Agreement, dated June 30, 2010 by and between Blackwater New Orleans, LLC and JP Morgan Chase Bank, N.A. (incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed with the Commission on August 10, 2010)

	*	Filed herewith.
	**	Incorporated by referenced to prior filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2010	BLACKWATER MIDSTREAM CORP.
a Nevada corporation

	By:	/s/ Donald St.Pierre
Donald St.Pierre
Chief Financial Officer